UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2023

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed by Evans Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on December 1, 2023 (the “Initial Filing”) to include the pro forma financial information required by Item 9.01(b) and to include the additional exhibits related thereto under Item 9.01(d) of this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(b)       Pro Forma Financial Information.

As disclosed in the Initial Filing, on November 30, 2023, the Company completed the sale (the “Transaction”) of its insurance subsidiary, The Evans Agency, LLC, to Arthur J. Gallagher & Co. and Arthur J. Gallagher Risk Management Services, LLC. The Transaction is described in more detail in the Initial Filing and in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2023.

Item 9.01 of the Initial Filing stated that the Company anticipated filing, on or before December 6, 2023, an amendment to the Initial Filing that would include unaudited pro forma condensed financial statements and accompanying explanatory notes giving effect to the Transaction, as required under Item 9.01 of Form 8-K.

By this Form 8-K/A, the Company is amending the Initial Filing to file as Exhibit 99.1 and incorporate herein by reference an unaudited pro forma condensed balance sheet that gives effect to the Transaction as if it had occurred on September 30, 2023, and unaudited pro forma condensed income statements for the nine months ended September 30, 2023 and the year ended December 31, 2022, in each case giving effect to the Transaction as if it had occurred on January 1, 2022.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined balance sheet of Evans Bancorp, Inc. as of September 30, 2023 and unaudited pro forma condensed combined statements of income of Evans Bancorp, Inc. for the nine months ended September 30, 2023 and for the year ended December 31, 2022

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

December 6, 2023	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer